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Merrill Lynch Investment Managers



Annual Report

October 31, 2002



MuniYield
Florida Fund



www.mlim.ml.com


MuniYield Florida Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Florida Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MUNIYIELD FLORIDA FUND

The Benefits
And Risks of
Leveraging

MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.


Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


MuniYield Florida Fund, October 31, 2002


DEAR SHAREHOLDER

For the year ended October 31, 2002, the Common Shares of MuniYield Florida Fund earned $.877 per share income dividends, which included earned and unpaid dividends of $.075. This represents a net annualized yield of 5.84%, based on a year-end net asset value of $14.97 per share. During the same period, the total investment return on the Fund's Common Shares was +7.80%, based on a change in per share net asset value from $14.81 to $14.97, and assuming reinvestment of $.875 per share income dividends.

For the six-month period ended October 31, 2002, the total investment return on the Fund's Common Shares was +6.82%, based on a change in per share net asset value from $14.47 to $14.97, and assuming reinvestment of $.439 per share income dividends.

For the six-month period ended October 31, 2002, the Fund's Auction Market Preferred Shares had an average yield of 1.33% for Series A and 1.39% for Series B.


The Municipal Market Environment
During the six-month period ended October 31, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. After rising steadily early in 2002, bond yields reversed course to move sharply lower throughout most of the period. Positive economic fundamentals repeatedly were overwhelmed by falling equity valuations and declines in investor confidence. U.S. gross domestic product (GDP) activity for the first quarter of 2002 measured at 5%, considerably above the level of economic growth seen at the end of 2001. During May and June, a number of economic indicators, such as housing activity, consumer spending and weekly unemployment claims, all pointed to at least a modest economic recovery by the end of 2002. However, steady dramatic declines in U.S. equity markets led the majority of investors to conclude that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%, a decline of almost 35 basis points (.35%) from their recent highs in mid-March.

In late July, second quarter U.S. GDP growth was initially estimated at 1.1%. While subject to revision, this estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining much of the economic growth witnessed earlier this year. Some analysts extrapolated that recent weakness would continue, if not accelerate. This brought about forecasts that the Federal Reserve Board would soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped push longer-term bond yields lower still during July and August. The dramatic decline in U.S. equity prices in late August and September triggered a significant fixed income rally as investors again sought the safe-haven status of U.S. Treasury securities. By the end of September, U.S. Treasury bond yields fell to 4.66%.

Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's 500 Index rose more than 8% for the month, triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. Bond prices continued to trade in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. By October 31, 2002, long-term U.S. Treasury bond yields rose to almost 5%, a monthly increase of more than 30 basis points. During the past six months, the yield on 30-year U.S. Treasury bonds declined over 60 basis points.

For the six-month period ended October 31, 2002, municipal bond prices also generally increased. Similar to their taxable counterparts, municipal bond yields rose in early 2002, largely on the expectation of short-term interest rate increases by the Federal Reserve Board. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During recent months, tax-exempt bond yields have generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's price advances in tax-exempt issues, however, have not been able to keep pace with U.S. Treasury issues as municipal bonds cannot offer foreign investors the safe-haven status U.S. Treasury issues enjoy in periods of economic and financial instability. The municipal bond market's recent price advances have also been supported by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of October 2002, long-term municipal revenue bond yields stood at 5.20%, a decline of more than 30 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at over $17.5 billion, up nearly 80% compared to the same period in 2001. Additionally, investors received from June to August 2002 approximately $75 billion from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.50% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Nationwide, municipalities have used present low interest rate levels both to refinance older debt and fund new capital projects. Over the past six months, more than $200 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $100 billion in long-term tax-exempt securities was underwritten during the October quarter of 2002, an increase of over 40% compared to the October quarter of 2001 level.

In the coming months, interest rates are likely to remain volatile, with an expected upward bias. However, until equity market conditions stabilize, interest rates should remain near their current historically low levels. While recent stock market declines appear to have negatively affected economic growth in recent months, business activity is likely to accelerate going forward. While governmental stimulus in response to the September 11, 2001 attacks has been significant, the recent 50 basis point decrease in interest rates by the Federal Reserve Board should provide additional incentive to the sluggish U.S. economy. The ongoing U.S. military response to worldwide terrorism has reduced a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt rate increases should be more restrained than their taxable counterparts.

Specific to Florida, the state's economy continued to improve with declining unemployment, increased revenue collections and conservative debt management. Florida's revenue is primarily sales tax based with a budgeted $1.1 billion or 79% of total revenues. As of October 31, 2002, 98% of the budgeted amount was collected. The sales tax revenues and, collectively, all other revenues are expected to exceed projections by $215 million in fiscal year 2003. At the end of fiscal year 2003, the state's budget stabilization fund is expected to be $958 million and the working capital reserve fund will be $51.2 million. These funds will be utilized when and if future eco-nomic downturns occur in order to fill actual expenditures. Although Florida appears to be recovering from the tragic events of September 11, 2001, the state remains vulnerable to sales tax revenue fluctuations.

Portfolio Strategy
During the six months ended October 31, 2002, we maintained MuniYield Florida Fund's neutral position toward the municipal bond market. We also continued to focus on reducing the Fund's volatility. During May 2002, as the economic growth of the United States began to slow, expectations that the Federal Reserve Board would raise short-term interest rates declined. Additionally, the U.S. equity market began to fall as new corporate accounting scandals arose. These factors generated a flight to quality into both U.S. Treasury securities and the municipal market. During the next several months, the municipal bond yield curve became very steep. We began to sell some of the Fund's 10-year - 15-year bonds and purchased larger couponed bonds maturing in 20 years - 30 years. These longer maturities are expected to enhance the Fund's income stream and help preserve asset valuations during any future periods of market volatility.

During the six months ended October 31, 2002, new-issue supply in Florida was up 30% compared to the same time period a year ago. Despite the heavy supply, retail and institutional demand remained quite strong. This limited us from fully implementing our desired strategy. Going forward, we will continue to sell some of the Fund's 10-year - 15-year bonds and purchase larger couponed bonds maturing in 20 years - 30 years, as they become available. We look to maintain the Fund's neutral position and will remain fully invested in an effort to enhance shareholder income.

During the October period, the Fund's borrowing costs remained in the 1% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. We expect the Fund's short-term borrowing costs to stay near current levels for the remainder of this year and into 2003. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a more complete explanation of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your continuing interest in MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and
Portfolio Manager



November 27, 2002



MuniYield Florida Fund, October 31, 2002


Portfolio
Abbreviations

To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT         Alternative Minimum Tax
               (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
PCR         Pollution Control Revenue Bonds
S/F         Single-Family

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                           Value
Florida   AA        NR*    $  3,140  Beacon Tradeport Community Development District, Florida, Special
--131.8%                             Assessment Revenue Refunding Bonds (Commercial Project), Series A,
                                     5.625% due 5/01/2032 (g)                                                      $  3,281

          AAA       Aaa       7,650  Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                                     10/01/2024 (a)                                                                   8,339

          AAA       Aaa       2,870  Broward County, Florida, Airport System Revenue Bonds, AMT, Series I,
                                     5.75% due 10/01/2018 (a)                                                         3,104

          NR*       NR*       2,575  Collier County, Florida, IDA, IDR, Refunding (Southern States
                                     Utilities), AMT, 6.50% due 10/01/2025                                            2,566

                                     Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
          AAA       Aaa       1,000    6.55% due 10/01/2013                                                           1,023
          AAA       Aaa       5,000    6.60% due 10/01/2022                                                           5,117

          A         Aa3       2,250  Dade County, Florida, IDA, Solid Waste Disposal Revenue Bonds (Florida
                                     Power and Light Company Project), AMT, 7.15% due 2/01/2023                       2,275

                                     Duval County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                     AMT (d)(i):
          NR*       Aaa       1,950    6.20% due 4/01/2020 (b)                                                        2,078
          NR*       Aaa       3,075    5.40% due 10/01/2021                                                           3,139

          AAA       Aaa       5,805  Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                     AMT, 7% due 4/01/2028 (d)(i)                                                     6,142

          NR*       Aaa       9,000  Escambia County, Florida, Health Facilities Authority, Health Facility
                                     Revenue Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (a)      10,234

          BBB       Baa2      8,295  Escambia County, Florida, PCR (Champion International Corporation
                                     Project), AMT, 6.90% due 8/01/2022                                               8,662

          AAA       Aaa       1,500  Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                     Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                          1,595

          NR*       Aaa       5,250  Florida Housing Finance Corporation, Housing Revenue Bonds (Augustine
                                     Club Apartments), Series D-1, 5.75% due 10/01/2030 (b)                           5,467

          AAA       Aaa       4,250  Florida Municipal Loan Council Revenue Bonds, Series B, 5.375% due
                                     11/01/2030 (b)                                                                   4,417

          AA+       Aa2       1,220  Florida State Board of Education, Capital Outlay, GO, Series A, 6% due
                                     1/01/2014                                                                        1,393

          AAA       Aaa       1,000  Florida State Board of Education, Lottery Revenue Bonds, Series A, 6%
                                     due 7/01/2014 (c)                                                                1,150

                                     Florida State Board of Education, Public Education, GO, Refunding, Series D:
          AAA       NR*       3,000    5.75% due 6/01/2022 (e)                                                        3,253
          AA+       Aa2       5,000    Capital Outlay, 5.375% due 6/01/2018                                           5,390


MuniYield Florida Fund, October 31, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                           Value
Florida   AAA       Aaa    $  9,000  Florida State Department of Environmental Protection, Preservation
(concluded)                          Revenue Bonds, Series A, 5.75% due 7/01/2013 (c)                              $ 10,231

          A-        A3        5,900  Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                     (Adventist Health System/Sunbelt Obligated Group), Series A, 6% due
                                     11/15/2031                                                                       6,137

          AAA       Aaa       5,000  Hillsborough County, Florida, Court Facilities Revenue Bonds, 5.40%
                                     due 5/01/2030 (a)                                                                5,149

          NR*       NR*       2,500  Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                     (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                           2,466

          A         A3        1,000  Hillsborough County, Florida, IDA, Hospital Revenue Bonds (H. Lee
                                     Moffitt Cancer Center Project), Series C, 5.50% due 7/01/2032                      991

          AAA       Aaa       1,000  Hillsborough County, Florida, IDA, Revenue Refunding Bonds (Allegany
                                     Health System--J. Knox Village), 6.375% due 12/01/2003 (b)(f)                    1,020

          AAA       Aaa       4,000  Hillsborough County, Florida, School District, Sales Tax Revenue

                                     Refunding Bonds, 5.375% due 10/01/2020 (a)                                       4,240
                                     Jacksonville, Florida Electric Authority, Electric System Revenue Bonds:
          AA        Aa2       2,000    Series 3-A, 5.375% due 10/01/2032                                              2,047
          AA        Aa2       3,500    Series 3-C, 5.625% due 10/01/2035                                              3,540

          AAA       Aaa       2,315  Jacksonville, Florida, Guaranteed Entitlement Revenue Refunding and
                                     Improvement Bonds, 5.25% due 10/01/2032 (c)                                      2,391

          NR*       Baa3      2,750  Jacksonville, Florida, Health Facilities Authority, IDR, Refunding
                                     (National Benevolent Association, Cypress Village Florida Project),
                                     7% due 12/01/2022                                                                2,606

                                     Jacksonville, Florida, Health Facilities Authority, IDR (National
                                     Benevolent Association, Cypress Village  Florida Project), Series A:
          NR*       Baa3        345    6.125% due 12/01/2016                                                            309
          NR*       Baa3      1,220    7.10% due 3/01/2030                                                            1,155

          AAA       Aaa       3,500  Lakeland, Florida, Hospital System Revenue Bonds (Lakeland Regional
                                     Health System), Series A, 5.50% due 11/15/2026 (b)                               3,670

          NR*       Aaa         540  Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                     Program), AMT, Series A-1, 7.125% due 3/01/2028 (d)(i)                             602

          AAA       Aaa       1,910  Lee County, Florida, School Board, COP, Series A, 5% due 8/01/2020 (e)           1,969

          AAA       NR*         915  Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                     Program), AMT, Series B, 7.30% due 1/01/2028 (d)(j)                              1,049

          NR*       Aaa       1,255  Manatee County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT,
                                     Sub-Series 2, 7.75% due 5/01/2026 (d)(j)                                         1,273

          NR*       Aaa       1,405  Manatee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                     AMT, Sub-Series 1, 6.25% due 11/01/2028 (d)                                      1,538

          AAA       Aaa       3,000  Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75% due
                                     9/01/2025 (a)                                                                    3,246

          AAA       Aaa       4,300  Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                     International Airport), AMT, Series A, 6% due 10/01/2029 (c)                     4,663

          AAA       Aaa       1,750  Miami-Dade County, Florida, Educational Facilities Authority
                                     Revenue Bonds (University of Miami), Series A, 5.75% due 4/01/2029 (a)           1,883

          AAA       Aaa       8,000  Miami-Dade County, Florida, Expressway Authority, Toll System
                                     Revenue Bonds, DRIVERS, Series 160, 10.83% due 7/01/2010 (c)(f)(k)              11,263

          NR*       Aaa       1,290  Miami-Dade County, Florida, HFA, Home Ownership Mortgage Revenue
                                     Refunding Bonds, AMT, Series A-1, 6.30% due 10/01/2020 (d)(i)                    1,386

          AAA       NR*       3,300  Miami-Dade County, Florida, Health Facilities Authority, Hospital

                                     Revenue Refunding Bonds, DRIVERS, Series 208, 9.04% due 8/15/2017 (a)(k)         3,977
                                     Miami-Dade County, Florida, School Board, COP (e):
          AAA       Aaa       3,200    Series A, 5.50% due 10/01/2020                                                 3,418
          AAA       Aaa       1,635    Series C, 5.50% due 10/01/2017                                                 1,787

                                     Orange County, Florida, Health Facilities Authority, Hospital
                                     Revenue Bonds:
          A-        A3        1,750    (Adventist Health System), 6.25% due 11/15/2024                                1,864
          A-        A2        5,140    (Orlando Regional Healthcare), 6% due 12/01/2028                               5,325
          A-        A2        1,300    (Orlando Regional Healthcare), 5.75% due 12/01/2032                            1,319

          NR*       Aaa      10,500  Orange County, Florida, School Board, COP, Series A, 5.25% due
                                     8/01/2023 (b)                                                                   10,809

          AAA       Aaa       8,615  Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                     5.50% due 10/01/2032 (a)                                                         9,074

          NR*       Aaa       2,430  Osceola County, Florida, Infrastructure Sales Surplus Tax Revenue
                                     Bonds, 5.25% due 10/01/2025 (a)                                                  2,515

          AAA       Aaa       1,760  Osceola County, Tourist Development Tax Revenue Bonds, Series A,
                                     5.50% due 10/01/2027 (c)                                                         1,862

          AAA       Aaa       3,390  Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds,
                                     7.20% due 6/01/2015 (c)                                                          4,391

          NR*       Aaa       1,175  Palm Beach County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                     AMT, Series A, 6.80% due 10/01/2027 (d)(i)                                       1,225

          A+        NR*       3,830  Palm Beach County, Florida, Health Facilities Authority, Hospital
                                     Revenue Refunding Bonds (Branch Corporation Obligation Group), 5.50%
                                     due 12/01/2021                                                                   3,850

          A-        NR*       1,600  Palm Beach County, Florida, Health Facilities Authority, Retirement
                                     Community Revenue Bonds (Acts Obligation Group), 5.625% due 11/15/2020           1,617

          AAA       Aaa       1,260  Palm Beach County, Florida, Public Improvement Revenue Bonds
                                     (Convention Center Project), 5.625% due 11/01/2016 (c)                           1,401

                                     Palm Beach County, Florida, School Board, COP:
          AAA       Aaa       6,000    Series A, 6.25% due 8/01/2010 (c)(f)                                           7,180
          AAA       Aaa       3,000    Series C, 5% due 8/01/2027 (e)                                                 3,018

                                     Pinellas County, Florida, HFA, S/F Housing Revenue Refunding Bonds
                                     (Multi-County Program), AMT, Series A-1 (d)(i):
          NR*       Aaa       1,655    6.30% due 9/01/2020                                                            1,767
          NR*       Aaa       2,530    6.35% due 9/01/2025                                                            2,700

          AAA       Aaa       4,385  Polk County, Florida, School Board, COP, Master Lease, Series A, 5.50%
                                     due 1/01/2025 (e)                                                                4,617

          AAA       Aaa       1,200  Port Everglades Authority, Florida, Port Revenue Bonds, 7.125% due
                                     11/01/2016 (h)                                                                   1,508

          AAA       Aaa       1,550  Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds
                                     (Allegany Health System--Saint Anthony's), 6.75% due 12/01/2003 (b)(f)           1,580

          AAA       Aaa      13,400  Sarasota County, Florida, Public Hospital Board, Revenue Refunding
                                     Bonds (Sarasota Memorial Hospital), Series B, 5.50% due 7/01/2028 (b)           14,660

          A+        A1        8,500  South Broward, Florida, Hospital District, Hospital Revenue Bonds,
                                     5.625% due 5/01/2032                                                             8,510

          AAA       Aaa       5,000  Tampa Bay, Florida, Water Utility System Revenue Bonds, 5.75% due
                                     10/01/2011 (c)(f)                                                                5,830

          AAA       Aaa       2,795  Tampa, Florida, Sales Tax Revenue Bonds, Series A, 5.375% due
                                     10/01/2020 (a)                                                                   2,977

          AAA       Aaa       5,000  Volusia County, Florida, School Board, COP (Master Lease Program),
                                     5.50% due 8/01/2024 (e)                                                          5,234


MuniYield Florida Fund, October 31, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                           Value
Puerto    A         A1     $  1,900  Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue Bonds,
Rico--12.4%                            5.625% due 5/15/2043                                                        $  1,828

          A         A1        2,100  Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                     Refunding Bonds, 5.50% due 5/15/2039                                             2,017

          AAA       NR*       7,500  Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
                                     8.79% due 7/01/2017 (k)(l)                                                       9,565

          A         Baa1      8,000  Puerto Rico Commonwealth, Highway and Transportation Authority,
                                     Transportation Revenue Bonds, Series D, 5.75% due 7/01/2041                      8,737

          A-        Baa1      1,000  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,
                                     6% due 7/01/2004 (f)                                                             1,090

          BBB+      Baa3      1,715  Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                     Appropriation, Series E, 5.70% due 8/01/2025                                     1,811


                                     Total Municipal Bonds (Cost--$276,688)--144.2%                                 292,512


                             Shares
                              Held   Common Stock

                              2,100  Merrill Lynch Institutional Tax-Exempt Fund++                                    2,100

                                     Total Common Stock (Cost--$2,100)--1.0%                                          2,100


          Total Investments (Cost--$278,788)--145.2%                                                                294,612

          Other Assets Less Liabilities--1.6%                                                                         3,319

          Preferred Shares, at Redemption Value--(46.8%)                                                           (95,012)
                                                                                                                   --------
          Net Assets Applicable to Common Shares--100.0%                                                           $202,919
                                                                                                                   ========


(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)Asset Guaranty.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)FHLMC Collateralized.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2002.
(l)XL Capital Insured.
*Not Rated.
++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section 2
(a)(3) of the Investment Company Act of 1940) are as follows:

                                                   (in Thousands)

                         Net Share         Net          Dividend
Affiliate                 Activity         Cost          Income

Merrill Lynch Institutional
Tax-Exempt Fund            2,100         $2,100           $29


+++Ratings of issues shown are unaudited.


See Notes to Financial Statements.


STATEMENT OF NET ASSETS
                    As of October 31, 2002
Assets:             Investments, at value (identified cost--$278,788,154)                                   $294,612,115
                    Cash                                                                                          12,009
                    Receivables:
                      Interest                                                             $  4,435,760
                      Securities sold                                                            65,986        4,501,746
                                                                                           ------------
                    Prepaid expenses                                                                              17,724
                                                                                                            ------------
                    Total assets                                                                             299,143,594
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                      975,660
                      Investment adviser                                                        127,113
                      Dividends to Common Shareholders                                           74,530        1,177,303
                                                                                           ------------
                    Accrued expenses                                                                              34,824
                                                                                                            ------------
                    Total liabilities                                                                          1,212,127
                                                                                                            ------------

Preferred Shares:   Preferred Shares, par value $.05 per share  (2,200 Series
                    A shares and 1,600 Series B shares of AMPS* issued and
                    outstanding at $25,000 per share liquidation preference)                                  95,012,272
                                                                                                            ------------

Net Assets          Net assets applicable to Common Shares                                                  $202,919,195
Applicable                                                                                                  ============
To Common
Shares:

Analysis of         Common Shares, par value $.10 per share  (13,551,880 shares
Net Assets          issued and outstanding)                                                                 $  1,355,188
Applicable to       Paid-in capital in excess of par                                                         194,722,663
Common Shares:      Undistributed investment income--net                                   $  2,249,114
                    Accumulated realized capital losses on investments--net                (11,231,731)
                    Unrealized appreciation on investments--net                              15,823,961
                                                                                           ------------
                    Total accumulated earnings--net                                                            6,841,344
                                                                                                            ------------
                    Total--Equivalent to $14.97 net asset value per Common Share
                    (market price--$13.34)                                                                  $202,919,195
                                                                                                            ============

                    *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Florida Fund, October 31, 2002


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2002
Investment          Interest                                                                                $ 15,987,298
Income:             Dividends                                                                                     29,485
                                                                                                            ------------
                    Total income                                                                              16,016,783
                                                                                                            ------------

Expenses:           Investment advisory fees                                               $  1,468,157
                    Commission fees                                                             243,696
                    Accounting services                                                         104,658
                    Professional fees                                                            80,783
                    Transfer agent fees                                                          58,391
                    Printing and shareholder reports                                             32,164
                    Listing fees                                                                 28,293
                    Trustees' fees and expenses                                                  21,430
                    Custodian fees                                                               18,594
                    Pricing fees                                                                 13,146
                    Other                                                                        40,019
                                                                                           ------------
                    Total expenses before reimbursement                                       2,109,331
                    Reimbursement of expenses                                                   (4,496)
                                                                                           ------------
                    Total expenses after reimbursement                                                         2,104,835
                                                                                                            ------------
                    Investment income--net                                                                    13,911,948
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            481,869
Unrealized          Change in unrealized appreciation on investments--net                                        970,890
Gain on                                                                                                     ------------
Investments         Total realized and unrealized gain on investments--net                                     1,452,759
--Net:                                                                                                      ------------

Dividends &         Investment income--net                                                                   (1,273,874)
Distributions       Realized gain on investments--net                                                           (10,192)
to Preferred                                                                                                ------------
Shareholders:       Total dividends and distributions to Preferred Shareholders                              (1,284,066)
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 14,080,641
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                              2002           2001++
Operations:         Investment income--net                                                 $ 13,911,948     $ 13,597,097
                    Realized gain on investments--net                                           481,869        6,650,578
                    Change in unrealized appreciation/depreciation on investments--net          970,890        7,407,625
                    Dividends and distributions to Preferred Shareholders                   (1,284,066)      (2,978,308)
                                                                                           ------------    -------------
                    Net increase in net assets resulting from operations                     14,080,641       24,676,992
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                 (11,853,830)     (10,725,405)
Distributions to    Realized gain on investments--net                                          (36,333)               --
Common                                                                                     ------------     ------------
Shareholders:       Net decrease in net assets resulting from dividends and
                    distributions to Common Shareholders                                   (11,890,163)     (10,725,405)
                                                                                           ------------     ------------

Net Assets          Total increase in net assets applicable to Common Shares                  2,190,478       13,951,587
Applicable to       Beginning of year                                                       200,728,717      186,777,130
Common Shares:                                                                             ------------     ------------
                    End of year*                                                           $202,919,195     $200,728,717
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  2,249,114     $  1,413,530
                                                                                           ============     ============


++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


MuniYield Florida Fund, October 31, 2002


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                               For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001          2000        1999         1998
Per Share           Net asset value, beginning of year        $   14.81   $   13.78     $   13.27    $   15.70    $   15.59
Operating                                                     ---------   ---------     ---------    ---------    ---------
Performance:++++    Investment income--net                         1.03        1.00           .95          .98         1.10
                    Realized and unrealized gain (loss)
                    on investments--net                             .09        1.04           .59       (1.90)          .34
                    Dividends and distributions to
                    Preferred Shareholders:
                      Investment income--net                      (.09)       (.22)         (.28)        (.16)        (.19)
                      Realized gain on investments--net            --++          --            --           --        (.06)
                      In excess of realized gain on
                      investments--net                               --          --            --        (.09)           --
                                                              ---------   ---------     ---------    ---------    ---------
                    Total from investment operations               1.03        1.82          1.26       (1.17)         1.19
                                                              ---------   ---------     ---------    ---------    ---------
                    Less dividends and distributions to
                    Common Shareholders:
                      Investment income--net                      (.87)       (.79)         (.75)        (.83)        (.86)
                      Realized gain on investments--net            --++          --            --           --        (.22)
                      In excess of realized gain on
                    investments--net                                 --          --            --        (.43)           --
                                                              ---------   ---------     ---------    ---------    ---------
                    Total dividends and distributions
                    to Common Shareholders                        (.87)       (.79)         (.75)       (1.26)       (1.08)
                                                              ---------   ---------     ---------    ---------    ---------
                    Net asset value, end of year              $   14.97    $  14.81     $   13.78    $   13.27    $   15.70
                                                              =========   =========     =========    =========    =========
                    Market price per share, end of year       $   13.34   $   13.98     $ 11.3125    $   11.75    $   16.00
                                                              =========   =========     =========    =========    =========

Total Investment    Based on market price per share               1.77%      31.36%         2.82%     (19.96%)       10.66%
Return:*                                                      =========   =========     =========    =========    =========
                    Based on net asset value per share            7.80%      14.24%        10.90%      (7.88%)        7.96%
                                                              =========   =========     =========    =========    =========

Ratios Based        Total expenses, net of reimbursement and
on Average          excluding reorganization expenses**           1.06%       1.06%         1.12%        1.12%        1.04%
Net Assets of                                                 =========   =========     =========    =========    =========
Common Shares:      Total expenses, excluding
                    reorganization expenses**                     1.06%       1.06%         1.12%        1.12%        1.04%
                                                              =========   =========     =========    =========    =========
                    Total expenses**                              1.06%       1.06%         1.33%        1.12%        1.04%
                                                              =========   =========     =========    =========    =========
                    Total investment income--net**                7.00%       6.98%         7.39%        6.73%        7.09%
                                                              =========   =========     =========    =========    =========
                    Amount of dividends to Preferred
                    Shareholders                                   .64%       1.53%         2.10%        1.10%        1.25%
                                                              =========   =========     =========    =========    =========
                    Investment income--net, to Common
                    Shareholders                                  6.36%       5.45%         5.29%        5.63%        5.84%
                                                              =========   =========     =========    =========    =========

Ratios Based on     Total expenses, net of reimbursement
Average Net         and excluding reorganization expenses          .72%        .71%          .74%         .76%         .72%
Assets of                                                     =========   =========     =========    =========    =========
Common &            Total expenses, excluding reorganization
Preferred           expenses                                       .72%        .71%          .74%         .76%         .72%
Shares:**                                                     =========   =========     =========    =========    =========
                    Total expenses                                 .72%        .71%          .87%         .76%         .72%
                                                              =========   =========     =========    =========    =========
                    Total investment income--net                  4.74%       4.69%         4.85%        4.58%        4.90%
                                                              =========   =========     =========    =========    =========

Ratios Based on     Dividends to Preferred Shareholders           1.34%       3.14%         4.02%        2.36%        2.78%
Average Net                                                   =========   =========     =========    =========    =========
Assets of
Preferred Shares:

Supplemental        Net assets applicable to Common Shares,
Data:               end of year (in thousands)                $ 202,919   $ 200,729     $ 186,777    $ 106,050    $ 124,455
                                                              =========   =========     =========    =========    =========
                    Preferred Shares outstanding, end of
                    year (in thousands)                       $  95,000   $  95,000     $  95,000     $ 55,000    $  55,000
                                                              =========   =========     =========    =========    =========
                    Portfolio turnover                           39.54%      86.85%        51.06%       97.73%       92.25%
                                                              =========   =========     =========    =========    =========

Leverage:           Asset coverage per $1,000                 $   3,136   $   3,113      $  2,966     $  2,928     $  3,263
                                                              =========   =========     =========    =========    =========

Dividends           Series A--Investment income--net          $     337   $     771     $   1,006    $     587    $     696
Per Share                                                     =========   =========     =========    =========    =========
On Preferred        Series B--Investment income--net          $     333    $    801     $     738           --           --
Shares                                                        =========   =========     =========    =========    =========
Outstanding:+++



*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $.01 per share.
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++The Fund's Preferred Shares were issued on April 10, 1992,
(Series A) and February 7, 2000 (Series B).


See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


MuniYield Florida Fund, October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Divided income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $39,329 increase in cost of securities (which, in turn, results in a corresponding $39,329 decrease in net unrealized appreciation and a corresponding $39,329 increase in undistributed net investment income), based on securities held by the Fund as of October 31, 2001.

The effect of this change for the year ended October 31, 2002 was to increase net investment income by $20,851 and decrease net unrealized appreciation by $60,180. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Shares ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statements of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $12,011 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the year ended October 31, 2002, FAM reimbursed the Fund in the amount of $4,496.

For the year ended October 31, 2002, the Fund reimbursed FAM $9,942 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $114,012,462 and $121,641,039, respectively.

Net realized gains for the year ended October 31, 2002 and net unrealized gains as of October 31, 2002 were as follows:


                                    Realized         Unrealized
                                     Gains             Gains

Long-term investments             $    481,869      $15,823,961
                                  ------------      -----------
Total                             $    481,869      $15,823,961
                                  ============      ===========


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $15,884,141, of which $16,208,403 related to appreciated securities and $324,262 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $278,727,974.


4. Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

Preferred Shares
AMPS are redeemable Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2002 were as follows: Series A, 1.55% and Series B, 1.60%.

Shares issued and outstanding during the years ended October 31, 2002 and October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2002, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $100,326 as commissions.

5. Distributions to Shareholders:
On November 7, 2002, a tax-exempt income dividend of $.075000 was declared. The dividend was paid on November 27, 2002, to shareholders of record on November 14, 2002.

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:


                                    10/31/2002       10/31/2001
Distributions paid from:
   Tax-exempt income            $   13,127,704   $   13,703,713
   Ordinary income                      46,525               --
                                --------------   --------------
Total distributions             $   13,174,229   $   13,703,713
                                ==============   ==============



As of October 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net              $   2,188,935
Undistributed long-term capital gains--net                   --
                                                  -------------
Total undistributed earnings--net                     2,188,935
Capital loss carryforward                         (10,011,014)*
Unrealized gains--net                              14,663,423**
                                                  -------------
Total accumulated earnings--net                   $   6,841,344
                                                  =============



*On October 31, 2002, the Fund had a net capital loss carryforward of $10,011,014, of which $2,974,823 expires in 2007 and $7,036,191 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MuniYield Florida Fund, October 31, 2002


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Florida Fund:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Florida Fund as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Fund as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 6, 2002



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield
Florida Fund during the taxable year ended October 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                                         Payable            Ordinary
                                                                           Date               Income
Common Shareholders                                                     12/28/2001           $0.002681

Preferred Shareholders:              Series A                           12/20/2001           $2.64
                                     Series B                           12/07/2001           $2.74

Please retain this information for your records.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 2002 were as follows:

                                     Percent of
S&P Rating/Moody's Rating        Total Investments

AAA/Aaa                                 71.9%
AA/Aa                                    6.1
A/A                                     14.7
BBB/Baa                                  4.9
NR (Not Rated)                           2.4


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



MuniYield Florida Fund, October 31, 2002


OFFICERS AND TRUSTEES

                                                                                                     Number of         Other
                                                                                                   Portfolios in     Director-
                       Position(s)    Length                                                        Fund Complex       ships
                           Held      of Time                                                        Overseen by       Held by
Name     Address & Age  with Fund     Served     Principal Occupation(s) During Past 5 Years          Trustee         Trustee

Interested Trustee
Terry K. P.O. Box 9011   President  1999 to   Chairman, Americas Region since 2001 and                  117 Funds       None
Glenn*   Princeton, NJ   and        present   Executive Vice President since 1983 of Fund             162 Portfolios
         08543-9011      Trustee    and       Asset Management, L.P. ("FAM") and Merrill Lynch
         Age: 62                    1992 to   Investment Managers, L.P. ("MLIM"); President of
                                    present   Merrill Lynch Mutual Funds since 1999; President
                                              of FAM Distributors, Inc. ("FAMD") since 1986
                                              and Director thereof since 1991; Executive Vice
                                              President and Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993; President of
                                              Princeton Administrators, L.P. since 1988; Director
                                              of Financial Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

                                                                                                      Number of        Other
                                                                                                    Portfolios in    Director-
                       Position(s)    Length                                                         Fund Complex      ships
                           Held      of Time                                                         Overseen by      Held by
Name     Address & Age  with Fund     Served*    Principal Occupation(s) During Past 5 Years           Trustee        Trustee

Independent Trustees
James H. P.O. Box 9011   Trustee    1995 to   Director and Executive Vice President, The China           42 Funds      None
Bodurtha Princeton, NJ              present   Business Group, Inc. since 1996; Chairman,              61 Portfolios
         08543-9011                           Berkshire Holding Corporation since 1980.
         Age: 58

Joe      P.O. Box 9011   Trustee    2002 to   Member of Committee on Investment of Employee              42 Funds      Kimco
Grills   Princeton, NJ              present   Benefit Assets of the Association for Financial         61 Portfolios    Realty
         08543-9011                           Professionals since 1986.
         Age: 67

Herbert  P.O. Box 9011   Trustee    1992 to   John M. Olin Professor of Humanities, New York             42 Funds      None
I.       Princeton, NJ              present   University since 1993.                                  61 Portfolios
London   08543-9011
         Age: 63

Andre F. P.O. Box 9011   Trustee    1992 to   George Gund Professor of Finance and Banking,              42 Funds      None
Perold   Princeton, NJ              present   Harvard Business School since 2000; Finance             61 Portfolios
         08543-9011                           Area Chair since 1996.
         Age: 50

Roberta  P.O. Box 9011   Trustee    1999 to   Shareholder, Modrall, Sperling, Roehl, Harris &            42 Funds     Cooper's,
Cooper   Princeton, NJ              present   Sisk, P.A. since 1993.                                  61 Portfolios   Inc.;
Ramo     08543-9011                                                                                                   ECMC, Inc.
         Age: 60

Robert   P.O. Box 9011   Trustee    2002 to   Principal of STI Management since 1994; Director,          42 Funds      None
S.       Princeton, NJ              present   Rye Country Day School since 2001.                      61 Portfolios
Salomon, 08543-9011
Jr.      Age: 66

Melvin   P.O. Box 9011   Trustee    2002 to   Director, Silbanc Properties, Ltd. (real estate,           42 Funds      None
R.       Princeton, NJ              present   investment and consulting) since 1987.                  61 Portfolios
Seiden   08543-9011
         Age: 72

Stephen  P.O. Box 9011   Trustee   2002 to    Chairman, Fernwood Advisors since 1996.                    42 Funds    Internation-
B.       Princeton, NJ             present                                                            61 Portfolios  al Mobile
Swensrud 08543-9011                                                                                                  Communi-
         Age: 69                                                                                                     cations,
                                                                                                                     Inc.

*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                       Position(s)   Length
                           Held      of Time
Name     Address & Age  with Fund    Served*     Principal Occupation(s) During Past 5 Years

Fund Officers
Donald   P.O. Box 9011   Vice          1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
C.       Princeton, NJ   President     present    since 1999; Senior Vice President and Treasurer of Princeton Services since
Burke    08543-9011      and           and        1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
         Age: 42         Treasurer     1999 to    from 1990 to 1997; Director of MLIM Taxation since 1990.
                                       present

Kenneth  P.O. Box 9011   Senior Vice   2002 to    Managing Director of FAM and MLIM since 1997.
A.       Princeton, NJ   President     present
Jacob    08543-9011
         Age: 51

John M.  P.O. Box 9011   Senior Vice   2002 to    Managing Director of FAM and MLIM since 2000 and First Vice President
Loffredo Princeton, NJ   President     present    from 1997 to 2000.
         08543-9011
         Age: 38

Robert   P.O. Box 9011   Vice          2002 to    Vice President of MLIM since 1998; Assistant Vice President and
D.       Princeton, NJ   President     present    Portfolio Manager from 1994 to 1998.
Sneeden  08543-9011
         Age: 50

Alice A. P.O. Box 9011   Secretary     1999 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
Pelle-   Princeton, NJ                 present    1999 to 2002; Attorney associated with MLIM since 1997; Associate with
grino    08543-9011                               Kirkpatrick & Lockhart LLP from 1992 to 1997.
         Age: 42

*Officers of the Fund serve at the pleasure of the Board of Trustees.

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYF